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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 20, 2002




                             INTERVOICE-BRITE, INC.
             (Exact name of registrant as specified in its charter)





                 Texas                     0-13616             75-1927578
     (State or other jurisdiction        (Commission          (IRS Employer
           of incorporation)             File Number)       Identification No.)


                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 20, 2002, InterVoice-Brite, Inc. (the "Company") announced in a press release (the "Press Release") information relating to the Company's receipt of a $4.4 million tax refund and that the refund proceeds have been used to pay off the Company's remaining $4.0 million in borrowings under its revolving credit facility.

         The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

99.1 Press Release dated June 20, 2002, announcing information relating to the Company's receipt of a $4.4 million tax refund and that the refund proceeds have been used to pay off the Company's remaining $4.0 million in borrowings under its revolving credit facility.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                INTERVOICE-BRITE, INC.

                                                By: /s/ Rob-Roy J. Graham
                                                --------------------------------
                                                    Rob-Roy J. Graham
                                                    Chief Financial Officer and
                                                    Secretary

Date: June 20, 2002


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
99.1      Press Release dated June 20, 2002, announcing information relating to the Company's receipt of a $4.4 million tax refund and that the refund proceeds have been used to pay off the Company's remaining $4.0 million in borrowings under its revolving credit facility.